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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-111841, 333-111830, 333-38896, 333-61284, 333-61278, 333-72704 and 333-89696) of ValueClick, Inc. of our report dated February 19, 2004 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
March 15, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS